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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               FEBRUARY 12, 1998


                       PARAMETRIC TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS               0-18059                     04-2866152
(State or other jurisdiction    (Commission File               (IRS Employer
      of incorporation)              Number)                 Identification No.)


               128 TECHNOLOGY DRIVE, WALTHAM, MASSACHUSETTS 02154
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (781) 398-5000
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ITEM 5.   OTHER EVENTS.
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     On February 12, 1998, the Board of Directors of the Company approved a two-
for-one stock split of the Company's Common Stock. The stock split will take the form of a stock dividend of one share on each outstanding share held of record at the close of business on February 27, 1998, and will be payable on or about March 6, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PARAMETRIC TECHNOLOGY CORPORATION



Date:  February 12, 1998          By:  /s/ Edwin J. Gillis
                                       -----------------------------------------
                                       Edwin J. Gillis
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer

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